Concept Series   Income & Growth
                                                      1999         Fundamental
Defined Asset Funds(R)                                  B            Research



                                                                      IRA Ideal!







                                    Utility
                                   Portfolio






                                                            A Defensive Strategy
                                                              to Generate Income










                                                                   Merrill Lynch


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The power of electric utilities in one convenient portfolio from Defined Asset Funds(R)-----
       Utility Portfolio

For years, utility stocks have provided a dependable stream of dividend income. They are also an attractive defensive income investment -- since utility usage is traditionally steady, stock prices generally are not significantly affected by adverse changes in general economic conditions. What's more, industry deregulation and restructuring have improved cost containment and cash flow. Likewise, many utilities are reinventing themselves through consolidation, divestiture and the creation of new businesses.

Financial Power

We all want it. The key is attaining it. One approach is through an investment that seeks current dividend income and potential dividend increases, as well as capital appreciation.

The Portfolio

The Utility Portfolio seeks to provide monthly income and an opportunity for rising income and capital appreciation by investing in electric utility common stocks believed to have the potential to increase future dividends.* It is powered by the 15 highest dividend-yielding stocks from a list of professionally selected electric utility stocks.

The Selection Process

The Utility Portfolio stocks have been selected based on the following criteria:

o    50-year history of uninterrupted dividend payments.

o    No dividend cuts over the past ten years.

o    Record of rising dividends during the past ten years.

o    Potential for future dividend increases.

o    Average or better investment risk ratings.

--------
     * The value of common stocks fluctuates, and dividends are subject to declaration by the issuers.




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o    Bond agency rating of "A" or better.

The result is a portfolio diversified within the electric utility sector.

Buy with Knowledge -- Hold With Confidence

This Defined Asset Fund is a convenient way to invest in a diversified portfolio of utility companies. The Portfolio follows a "buy and hold" investment strategy of selecting stocks and holding them for a two-year period. However, each stock is reviewed regularly and can be sold in the event of a significant adverse development. At the end of two years, we intend to reapply the screening process to create a new Portfolio. You can choose to roll your proceeds to a new Portfolio, if available, or redeem your investment.

Defined Advantages

o    15 electric utility industry stocks.

o    A defined two-year term.

o    Monthly income -- not quarterly like the stocks themselves.

o    Option to reinvest income distributions at a reduced sales charge.

o    Minimum investment of $250.

o Liquidity (at a price based on the then-current net asset value which may be more or less than your original cost).













*The value of common stocks fluctuates, and dividends are subject to declaration by the issuers.




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                              A DEFINED PORTFOLIO

Company                                                       Symbol
-------                                                       ------
Allegheny Energy, Inc.                                        AYE
     This electric utility holding company serves portions of Pennsylvania, Maryland, W. Virginia, Virginia and Ohio. As one of the lowest-cost power suppliers in the eastern U.S., we believe Allegheny should remain competitive in deregulated markets. Cancellation of the merger with DQE, Inc. makes this company an attractive merger candidate.
American Electric Power Company, Inc.                         AEP
     One of the largest electric utility companies in the U.S., this company serves parts of seven midwestern states while attempting to establish itself as a national electricity brand name. A proposed merger with Central and SouthWest will extend its service area from Canada to Mexico.
Carolina Power & Light Company                                CPL
     This company supplies electricity to the fast-growing areas of Raleigh/Wilmington, N. Carolina and Florence/Sumter, S. Carolina. Its non-regulated businesses include energy services and an Internet-based services provider. With the acquisition of North Carolina Natural Gas in 1999 and the pending acquisition of Florida Progress, we believe growth should continue.
Consolidated Edison, Inc.                                     ED
     As one of the nation's largest energy companies, Con Ed provides electric service to more than eight million people. Its restructuring has allowed the company to improve its cash position through the sale of fossil generating units. A recent merger with Orange and Rockland Utilities and a pending Northeast Utilities acquisition should make it a meaningful regional utility. Con Ed has increased its dividend for 20 consecutive years.
Constellation Energy Group                                    CEG
     This holding company for Baltimore Gas and Electric Company provides gas and electric utility services to Baltimore and parts of central Maryland. Its subsidiaries are involved in power generation projects, financial investments and real estate. Dividends have increased for eight consecutive years.
DPL, Inc.                                                     DPL
     DPL, the holding company for Dayton Power & Light Company, sells electricity and natural gas to residential, commercial and government customers in West Central Ohio. We believe DPL is well-positioned for competition, with above-average dividend yield and a strong cash flow.
Dominion Resources, Inc.                                      D

     This utility holding company's primary service territory is most of Virginia. It also invests in 27 independent non-utility electric power generation projects in six states. Because of reasonable rates, this company's competitive position is above average.
IDACORP, Inc.                                                 IDA




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Company                                                       Symbol
-------                                                       ------
     This holding company for Idaho Power has the lowest generation cost in the entire country, due to its extensive hydro-generated power. The company has one of the highest customer growth rates in the country.
LG&E Energy Corporation                                       LGE
     LG&E is the holding company for Louisville Gas & Electric and Kentucky Utilities. It also owns independent power projects and Argentine gas assets. With 44 years of dividend growth, it has been a small but meaningful player in the industry.
Minnesota Power, Inc.                                         MPL
     Minnesota Power is a public utility with operations in four business areas: electric utility, water utility, automobile auctions (including a finance and an auto transport company) and investments. Non-utility operations now account for 43% of revenue.
New  Century Energies, Inc.                                   NCE
     This holding company was formed in August 1997 with the merger of Public Service Company of Colorado and Southwestern Public Service Company. New Century is a non-nuclear low-cost producer of electricity, with retail rates well below both regional and national averages. The pending merger with Northern States Power will create a large regional utility.
Northern States Power Company                                 NSP
     This company and its wholly owned subsidiary, Northern States Power Company-Wisconsin, provide electric and gas service to customers in Minnesota, Wisconsin, North Dakota, South Dakota and Michigan. Its non-utility operation, NRG Energy, develops, builds, acquires, owns and operates several non-regulated energy-related businesses. The pending merger with New Century Energies will create a large regional utility.
TECO Energy, Inc.                                             TE
     TECO is a diversified energy holding company with utility operations that serve the growing Florida west coast. Its diverse businesses include water transportation, natural gas production, coal mining, international electric distribution and independent power generation. The company has increased its dividend for 39 consecutive years.
Wisconsin Energy Corporation                                  WEC
     Wisconsin Energy is the holding company for Wisconsin Electric Power and Wisconsin Natural Gas Co. This company is a low-cost power generator with a long history of supportive regulation with below-industry debt levels and a healthy service territory. Its non-utility subsidiaries develop and invest in real estate projects within Wisconsin Electric's service territories.
WPS Resources Corporation                                     WPS
     WPS is the holding company for Wisconsin Public Service Corporation and WPS Energy Services. Based in Green Bay, Wisconsin, its companies provide electricity, natural gas, alternative fuel products, risk management consulting services, real-time energy management services and project


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     management. The company has increased its dividends for 40 consecutive years.

Defined Asset Funds - Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important - your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a Unit Investment Trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind - yours.

Turn on the Power of Electric Utilities!

You can get started today with the Utility Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

     o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking preservation of capital.

     o The Portfolio is concentrated in common stocks of issuers in the domestic electric utility industry.

     o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

     o The value of your investment will fluctuate with the prices of the underlying stocks.




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     o    These stocks may have higher yields because they are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors that caused these relatively low prices and high yields will change.

A Tax-Efficient Structure

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%) for individuals. However on rollovers to future Portfolios, if available, investors will defer recognition of capital gains and losses for federal income tax purposes on stocks transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge in seven monthly payments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value in each year of the Portfolio's two-year life ($35.00 total).




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                                      As a % of                 Amount Per
                                Public Offering Price           1,000 Units
                                ---------------------           -----------
Initial Sales Charge                    1.00%                      $10.00
Deferred Sales Charge Year 1            1.75%                      $17.50
                           -            ----                       ------
Deferred Sales Charge Year 2            1.75%                      $17.50
                           =            ====                       ======

Maximum Sales Charge                    4.50%                      $45.00
Estimated Annual Expenses
(as a % of net assets)                  0.201%                     $ 1.99
Estimated Organization Costs                                       $ 2.37

If you sell your units before the final deferred sales charge payment in either year, the remaining deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

       Amount                              Total Two-Year Sales Charge as a %
      Purchased                                 of Public Offering Price
      ---------                                 ------------------------
Less than $50,000                                       4.50%
$50,000 to $99,999                                      4.25%
$100,000 to $249,999                                    3.75%
$250,000 to $999,999                                    3.50%
$1,000,000 or more                                      2.75%






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


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                                                                   32709BR-12/99
(recycled) Printed on Recycled Paper

     (c) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.




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